UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MUTUAL OF AMERICA INVESTMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[FORM OF SOLICITATION LETTER]

Mutual of America Life Insurance Company

MUTUAL OF AMERICA INVESTMENT CORPORATION FUNDS:

EQUITY INDEX FUND ALL AMERICA FUND SMALL CAP VALUE FUND SMALL CAP GROWTH FUND MID CAP VALUE FUND MID-CAP EQUITY INDEX FUND COMPOSITE FUND INTERNATIONAL FUND MONEY MARKET FUND MID-TERM BOND FUND BOND FUND	RETIREMENT INCOME FUND
2010 RETIREMENT FUND
2015 RETIREMENT FUND
2020 RETIREMENT FUND
2025 RETIREMENT FUND
2030 RETIREMENT FUND
2035 RETIREMENT FUND
2040 RETIREMENT FUND
2045 RETIREMENT FUND
CONSERVATIVE ALLOCATION FUND
MODERATE ALLOCATION FUND
AGGRESSIVE ALLOCATION FUND

March 24, 2008

Dear Variable Annuity Contractholder or
Variable Life Insurance Policy Owner:

Shares of certain of the the Funds of Mutual of America Investment Corporation (the "Investment Company") have been purchased at your direction by Mutual of America Life Insurance Company ("Mutual of America") through one or more separate accounts with contributions made under your variable annuity contract or variable life insurance policy (collectively the "variable contracts"). Nominees for all six positions on the Investment Company Board (the "Board") currently are seeking election. The Board has set February 5, 2008 as the record date and Mutual of America, as a shareholder of record through its separate accounts, has been asked to elect the six nominees to the Board. Mutual of America will vote its shares in the Investment Company to reflect proportionally the instructions of the owners of variable contracts participating in the separate accounts with investments allocated to a Fund or Funds of the Investment Company on the record date. As an owner of a variable contract with an interest in one or more of those separate accounts allocated to a Fund or Funds of the Investment Company on the record date, February 5, 2008, Mutual of America is asking you for instructions as to how to vote the shares of the Funds that are attributable to your variable contract.

Please take note that the ANNUAL MEETING of SHAREHOLDERS ("Annual Meeting") of the Investment Company, will be held on May 5, 2008 beginning at 10:30 a.m. Eastern Standard Time in the North Conference Room, 34th Floor, 320 Park Avenue, New York, New York 10022, subject to adjournment. At the Annual Meeting, and as described in the Proxy Statement accompanying this letter, all shareholders of the Funds will be asked to elect six nominees to the Investment Company's Board and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Your vote is very important to us regardless of the number of shares of the Funds that are attributable to your variable contract. Whether or not you plan to attend the Annual Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than 5:00 p.m. Eastern Standard Time on May 2, 2008, the business day prior to the scheduled Annual Meeting. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided, or you may vote on the Internet or by telephone. If you have any questions before you vote, please contact our proxy solicitor, the Altman Group, toll-free at 1-866-745-0272.

Mutual of America recommends that you read the enclosed materials carefully and vote "FOR" the proposal to elect all six nominees to the Board.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Mutual of America Life Insurance Company

Encl.

[FORM OF SOLICITATION LETTER]

Wilton Reassurance Life Company of New York

MUTUAL OF AMERICA INVESTMENT CORPORATION FUNDS:

EQUITY INDEX FUND ALL AMERICA FUND SMALL CAP VALUE FUND SMALL CAP GROWTH FUND MID-CAP EQUITY INDEX FUND	COMPOSITE FUND MONEY MARKET FUND MID-TERM BOND FUND BOND FUND

March 24, 2008

Dear Variable Annuity Contractholder or
Variable Life Insurance Policy Owner:

Shares of certain of the the Funds of Mutual of America Investment Corporation (the "Investment Company") have been purchased at your direction by Wilton Reasurrance Life Company of New York ("Wilton Re") through one or more separate accounts with contributions made under your variable annuity contract or variable life insurance policy (collectively the "variable contracts"). Nominees for all six positions on the Investment Company Board (the "Board") currently are seeking election. The Board has set February 5, 2008 as the record date and Wilton Re, as a shareholder of record through its separate accounts, has been asked to elect the six nominees to the Board. Wilton Re will vote its shares in the Investment Company to reflect proportionally the instructions of the owners of variable contracts participating in the separate accounts with investments allocated to a Fund or Funds of the Investment Company on the record date. As an owner of a variable contract with an interest in one or more of those separate accounts allocated to a Fund or Funds of the Investment Company on the record date, February 5, 2008, Wilton Re is asking you for instructions as to how to vote the shares of the Funds that are attributable to your variable contract.

Please take note that the ANNUAL MEETING of SHAREHOLDERS ("Annual Meeting") of the Investment Company, will be held on May 5, 2008 beginning at 10:30 a.m. Eastern Standard Time in the North Conference Room, 34th Floor, 320 Park Avenue, New York, New York 10022, subject to adjournment. At the Annual Meeting, and as described in the Proxy Statement accompanying this letter, all shareholders of the Funds will be asked to elect six nominees to the Investment Company's Board and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Your vote is very important to us regardless of the number of shares of the Funds that are attributable to your variable contract. Whether or not you plan to attend the Annual Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than 5:00 p.m. Eastern Standard Time on May 2, 2008, the business day prior to the scheduled Annual Meeting. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided, or you may vote on the Internet or by telephone. If you have any questions before you vote, please contact our proxy solicitor, the Altman Group, toll free at 1-866-745-0272.

Wilton Re recommends that you read the enclosed materials carefully and vote "FOR" the proposal to elect all six nominees to the Board.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Wilton Reassurance Life Company of New York

Encl.

MUTUAL OF AMERICA INVESTMENT CORPORATION

MUTUAL OF AMERICA INVESTMENT CORPORATION FUNDS:

EQUITY INDEX FUND ALL AMERICA FUND SMALL CAP VALUE FUND SMALL CAP GROWTH FUND MID CAP VALUE FUND MID-CAP EQUITY INDEX FUND COMPOSITE FUND INTERNATIONAL FUND MONEY MARKET FUND MID-TERM BOND FUND BOND FUND	RETIREMENT INCOME FUND
2010 RETIREMENT FUND
2015 RETIREMENT FUND
2020 RETIREMENT FUND
2025 RETIREMENT FUND
2030 RETIREMENT FUND
2035 RETIREMENT FUND
2040 RETIREMENT FUND
2045 RETIREMENT FUND
CONSERVATIVE ALLOCATION FUND
MODERATE ALLOCATION FUND
AGGRESSIVE ALLOCATION FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on May 5, 2008

North Conference Room, 34th Floor, 320 Park Avenue, New York, New York 10022

Notice is hereby given that Mutual of America Investment Corporation (the "Investment Company") will hold an annual meeting of shareholders ("Annual Meeting") of the Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, Composite Fund, International Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund, each a series of the Investment Company (each, a "Fund," collectively, the "Funds"), on May 5, 2008 in the North Conference Room, 34th Floor, 320 Park Avenue, New York, New York, 10022, at 10:30 a.m. Eastern Standard Time, with respect to the proposal to elect each of the six individuals nominated to serve on the Board of Directors of the Investment Company (the "Board") and to transact any other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

The enclosed Proxy Statement provides additional information about the proposal and the Annual Meeting. Owners of variable policies and contracts with an account balance attributable to shares of any Fund as of the close of business on February 5, 2008 are entitled to vote at the Annual Meeting and any adjournment(s) thereof. Each share of the Funds is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to the proposal. Whether or not you plan to attend the Annual Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. You may also vote by telephone or Internet, in accordance with the instructions on the proxy card(s). Unless you plan to vote in person at the Annual Shareholders Meeting, your vote must be received by 5:00 p.m. on May 2, 2008, the business day prior to the Annual Meeting, in order to be counted. Proxies may be revoked before they are exercised by submitting, prior to 5:00 on May 2, 2008, a written notice of revocation or subsequently executed voting instructions or by attending the Annual Meeting and voting in person.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Annual Meeting or any adjournment(s) thereof. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors

Thomas L. Martin, Secretary

March 24, 2008
New York, New York

MUTUAL OF AMERICA INVESTMENT CORPORATION

MUTUAL OF AMERICA INVESTMENT CORPORATION FUNDS:

EQUITY INDEX FUND ALL AMERICA FUND SMALL CAP VALUE FUND SMALL CAP GROWTH FUND MID CAP VALUE FUND MID-CAP EQUITY INDEX FUND COMPOSITE FUND INTERNATIONAL FUND MONEY MARKET FUND MID-TERM BOND FUND BOND FUND	RETIREMENT INCOME FUND
2010 RETIREMENT FUND
2015 RETIREMENT FUND
2020 RETIREMENT FUND
2025 RETIREMENT FUND
2030 RETIREMENT FUND
2035 RETIREMENT FUND
2040 RETIREMENT FUND
2045 RETIREMENT FUND
CONSERVATIVE ALLOCATION FUND
MODERATE ALLOCATION FUND
AGGRESSIVE ALLOCATION FUND

ANNUAL MEETING OF SHAREHOLDERS
to be held on May 5, 2008, 10:30 a.m. Eastern Standard Time

North Conference Room, 34th Floor, 320 Park Avenue, New York, New York 10022

PROXY STATEMENT

(mailed on or about March 24, 2008)

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement and enclosed voting instruction card are being furnished to owners of variable policies and contracts who have account balance allocated to any of the funds of Mutual of America Investment Corporation (the "Investment Company"), which are as follows: Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, Composite Fund, International Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund, each a series of the Investment Company (each, a "Fund," collectively, the "Funds") of the Investment Company, in connection with a proposal to elect six nominees to the Board of Directors of the Investment Company (the "Board"). This Proxy Statement sets forth concisely the information that variable contract owners should know in order to evaluate the proposal.

Shares of the Funds are not offered directly to the public, but are sold only to insurance companies and their separate accounts as the underlying investment vehicle for owners of variable contracts. As of February 5, 2008, the record date for the Annual Meeting, Mutual of America Life Insurance Company ("Mutual of America"), on behalf of its separate accounts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), unregistered separate accounts, and related subaccounts (collectively, the "Mutual of America Separate Accounts"), is the legal owner of over 99% of the shares of the Funds. As of February 5, 2008, the Wilton Reassurance Life Company of New York ("Wilton Re", formerly known as the American Life Insurance Company of New York), on behalf of its separate accounts registered under the 1940 Act, unregistered separate accounts, and related subaccounts (collectively, the "American Separate Accounts", and together with the Mutual of America Separate Accounts, the "Separate Accounts"), is the legal owner of less than 1% of the shares of the Funds. Mutual of America and Wilton Re are referred to herein as the "Insurance Companies", or if singular, an "Insurance Company". Each Insurance Company shall vote all shares of the Funds with respect to the proposal (for, against or abstain from voting) in the same proportion as the timely instructions received from owners of its variable contracts with account balances allocated on the record date to a separate account investing in shares of the Funds. Accordingly, the Insurance Companies are furnishing this Proxy Statement to variable contract owners in connection with the solicitation of voting instructions from contract owners regarding the proposal to elect six nominees to the Board of the Investment Company.

By unanimous written consent on January 31, 2008, the Board fixed February 5, 2008 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). At a Board meeting held on February 28, 2008, the Board approved and recommended the matters set forth herein and ratified the Record Date. You are entitled to vote at the Annual Meeting and any adjournment(s) or postponement(s) if you had an account balance attributable to any shares of the Funds at the close of business on the Record Date.

Please provide us with your voting instructions on the proposal described in this Proxy Statement. You should read this Proxy Statement in its entirety to help you decide how to vote on the proposal. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. You may also vote by telephone or internet, in accordance with the instructions on the proxy card(s). Unless you plan to vote in person at the Annual Shareholders Meeting, your vote must be received by 5:00 p.m. on May 2, 2008 in order to be counted. Proxies may be revoked before they are exercised by submitting, prior to 5:00 p.m. on May 2, 2008, a written notice of revocation or subsequently executed voting instructions or by attending the Annual Meeting and voting in person.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Annual Meeting or any adjournment(s) thereof. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting in accordance with applicable law to permit further solicitation of proxies.

This Proxy Statement should be kept for future reference. The current prospectus of the Funds of the Investment Company was mailed to shareholders of the Funds as of May 1, 2007. The Investment Company's most recent annual and semi-annual report were mailed to shareholders of the Funds as of June 30, 2007 and December 31, 2007, respectively. If you would like to receive an additional copy of the prospectus, the statement of additional information or the most recent annual or semi-annual report free of charge, please contact the Investment Company by writing to the Investment Company at the address noted above or by calling, toll-free, 1-800-468-3785. The prospectus, statement of additional information and annual report are also available at our website, www.mutualofamerica.com. The Securities and Exchange Commission (SEC) maintains a website (www.sec.gov) that contains the current prospectus, statement of additional information and most recent annual and semi-annual report of the Investment Company. These materials may also be obtained for a fee from the Public Reference Section, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549, or by electronic request at the following email address: publicinfo@sec.gov.

The Board of Directors of the Investment Company recommends that shareholders vote "FOR" the proposal to elect each of the Nominees to the board.

You may request a free copy of the Investment Company's most recent annual report and semi-annual report by calling, toll-free, 1-800-468-3785.

PROPOSAL: ALL INVESTMENT COMPANY FUNDS

ELECTION OF SIX NOMINEES TO THE INVESTMENT COMPANY'S BOARD OF DIRECTORS

The purpose of this proposal is to elect each of the six nominees described below ("Nominees") to the Board of Directors for the Investment Company. The Insurance Companies, as legal owners of the shares of the Funds, will vote all shares of the Funds proportionately in accordance with the instructions received from contract owners. The Board recommends that the enclosed proxy be voted "for" the election of each of the six Nominees to the Board.

GENERAL INFORMATION ABOUT THE INVESTMENT COMPANY

The Investment Company was formed on February 21, 1986 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Company was created to replace a former actively managed separate account of Mutual of America. The Investment Company currently has twenty-three series of shares. Each share evidences an equal beneficial ownership in a Fund. Shares of the Funds are only offered to the separate accounts of the Insurance Companies.

Mutual of America Life Insurance Company is a registered broker-dealer with the Financial Industry Regulatory Authority ("FINRA") (formerly the National Association of Securities Dealers, Inc.) and is the principal underwriter and distributor of the shares of the Investment Company Funds.

The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides advisory services for the Investment Company's Funds pursuant to an Investment Advisory Agreement. The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors.

THE NOMINEES TO THE BOARD

The Nominees to the Board are: Manfred Altstadt, Kevin M. Kearney, George J. Mertz, Howard J. Nolan, Margaret M. Smyth, and Patrick J. Waide, Jr. Mr. Altstadt is the current Chairman of the Board and has served on the Board since being elected thereto in 1992. He is also the President and Chief Executive Officer of the Investment Company. Mr. Mertz and Mr. Nolan have each served on the Board since being elected thereto in 1989. Ms. Smyth has served on the board since being appointed thereto in February 2007. Mr. Waide has served on the Board since being appointed thereto in December 2003. Mr. Waide also serves on the Board of Directors of Mutual of America Institutional Funds, Inc., an affiliated investment company. Since 1998, Mr. Kearney has served on the Board of Directors of Mutual of America Institutional Funds, Inc., an affiliated investment company managed by the Adviser. Mr. Kearney is currently the Chairman of the Audit Committee of the Board of Directors of Mutual of America Institutional Funds, Inc. Mr. Kearney will be resigning from the Board of Directors of Mutual of America Institutional Funds, Inc. effective April 24, 2008.

All of the Nominees are "independent", except for Mr. Altstadt. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Investment Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Altstadt is an "interested person" as an officer of Mutual of America Capital Management Corporation (the "Adviser"), the investment adviser to the Investment Company Funds, and of affiliates of the Adviser. Information about the Nominees, including their ages, principal occupations during the past five years, and other current directorships, is set forth below.

In addition to Mr. Altstadt, Mr. Mertz, Mr. Nolan, Ms. Smyth and Mr. Waide, Mr. McGuire currently serves on the Board. Mr. McGuire will be resigning from the Board effective April 24, 2008. Peter J. Flanagan retired from the Board on February 28, 2008. The Board consisted of seven members in 2007, but in accordance with the bylaws of the Corporation, it was revised to six members at the February 28, 2008 Board meeting. This obviated the necessity to replace Mr. Flanagan on the Board after he retired on February 28, 2008, and would require the filling of one vacancy upon Mr. Mc Guire's departure.

Under the 1940 Act, the Board has the power to fill vacancies provided that at least two-thirds of the directors have been elected by shareholder vote following such appointment. In addition, if at any time less than a majority of the directors has been elected by shareholders, a shareholder meeting must be held within 60 days. Upon the departure of Mr. McGuire on April 24, 2008, three of the remaining directors will have been elected by shareholders, which requires that a meeting be held to elect a replacement. Under the Bylaws of the Investment Company, any shareholder meeting called to fill a vacancy is characterized as an annual shareholder meeting, requiring the election of all directors who have held office for more than one year or who have been appointed by the Board to fill vacancies.

Information About the Independent Nominees

Name, Age and Address[1]	Position With Fund	Length of Time Served	Principal Occupation(s) in Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Kevin M. Kearney, age 56	Nominee	n/a	Partner, Wingate, Kearney & Cullen (law firm)	7	Concern Worldwide, USA; Mutual of America Institutional Funds, Inc. (resigning effective April 24, 2008)

George J. Mertz, age 79	Director	since 1989	Retired as CEO of National Industries for the Blind, since September 1994	23	none

Howard J. Nolan, age 71	Director	since 1989	President & CEO, United Way of San Antonio & Bexar County	23	none

Margaret M. Smyth age 44	Director	since February 2007	Vice President, Controller, United Technologies; Vice President and Chief Accounting Officer, 3M; prior thereto, Managing Partner, Deloitte & Touche, 2002-2005	23	Trustee, Concern Worldwide (U.S.) Inc.; Fordham University Trustee Fellow; Executive Board Member, Financial Executives International Committee on Corporate Reporting

Patrick J. Waide, Jr. age 70	Director	since 12/03		30	John Simon Guggenheim Memorial Foundation; National Catholic Reporter; Mutual of America Institutional Funds, Inc.

1.  The address of each director and Nominee is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

Note: The "Fund Complex" includes the Funds of the Investment Company and the seven funds offered by Mutual of America Institutional Funds, Inc., an affiliated investment company.

Information About the Interested Nominee

Name, Age and Address[2]	Position With Fund	Length of Time Served	Principal Occupation(s) in Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Director
Manfred Altstadt, age 58	Chairman, President, Chief Executive Officer	Director since 1992, Chairman of the Board since 9/03	Chairman of the Board, President and Chief Executive Officer, Mutual of America Investment Corporation; Chairman and Chief Executive Officer, Mutual of America Capital Management Corporation; Chief Operating Officer, Mutual of America, and Mutual of America Holding Company, Inc. since 11/07, prior thereto, Senior Executive Vice President and Chief Financial Officer, Mutual of America and Mutual of America Holding Company, Inc.	23	Mutual of America; Mutual of America Securities Corporation; Mutual of America Holding Company, Inc, Mutual of America Capital Management Corporation; Calvary Hospital; Calvary Fund; Calvary Holding Company; Army War College Foundation; Hazelden New York; Leader to Leader Institute

2.  The address of each director and Nominee is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

EXECUTIVE OFFICERS

Executive officers of the Investment Company are elected by the Board to oversee the day-to-day activities of the Funds. Information about the executive officers of the Investment Company, including their principal occupations during the past five years, is set forth below. All of these officers are also officers and/or employees of Mutual of America.

Officers

Name, Age and Address3	Position With Fund	Length of Time Served	Principal Occupation(s) in Past Five Years	Directorships Held By Officer
Patrick A. Burns, age 61	Senior Executive Vice President and General Counsel	since 1986	Senior Executive Vice President and General Counsel, Mutual of America, Mutual of America Capital Management Corporation, Mutual of America Securities Corporation, and Mutual of America Institutional Funds, Inc; Chairman, President and Chief Executive Officer, Mutual of America Holding Company, Inc.	Mutual of America; Mutual of America Holding Company, Irish American Legal and Education Research Foundation

3.  The address of each director and Nominee is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

Name, Age and Address3	Position With Fund	Length of Time Served	Principal Occupation(s) in Past Five Years	Directorships Held By Officer
John R. Greed, age 48	Senior Executive Vice President, Chief Financial Officer and Treasurer	since 9/03	Chairman, President and Chief Executive Officer, Mutual of America Institutional Funds, Inc; Senior Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Investment Corporation and Mutual of America Capital Management Corporation; Senior Executive Vice President and Chief Financial Officer, Mutual of America and Mutual of America Holding Company, Inc. since December, 2007; prior thereto, Senior Executive Vice President and Treasurer	Mutual of America Holding Company, Inc. Mutual of America Institutional Funds, Inc.

Thomas L. Martin, age 58	Senior Vice President and Secretary	since 8/03	Senior Vice President and Associate General Counsel, Mutual of America	none

3.  The address of each director and Nominee is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

Note: The "Fund Complex" includes the Funds of the Investment Company and the seven funds offered by Mutual of America Institutional Funds, Inc., an affiliated investment company.

SHARE OWNERSHIP

Officers and directors who are participants under group or individual variable accumulation annuity or life insurance contracts issued by Mutual of America or Wilton Re, may allocate portions of their account balances to one or more of the Investment Company's Funds. At December 31, 2007, the Investment Company's interested director, Mr. Altstadt, had no funds in accounts under such contracts. None of the Nominees or their family members own any securities of companies affiliated with the Investment Company or have owned any securities of such companies within the last five years. None of the independent Nominees have engaged in or propose currently to engage in any transactions over $120,000 with the Investment Company or any affiliated company or the officers of same. None of the independent Nominees have any relationship with the Investment Company or any affiliated company in connection with the furnishment of services (such as legal, consulting or banking services) over $120,000. The following table shows the amounts allocated to each Fund under contracts owned by each independent Nominee of the Investment Company as of December 31, 2007.

Dollar Range of Equity Securities in the Funds
Fund	Kevin M. Kearney	George J. Mertz	Howard J. Nolan	Margaret M. Smyth	Patrick J. Waide, Jr.
Equity Index	None	$50,001- $100,000	$10,001- $50,000	None	None
All America	None	Over $100,000	None	None	None
Mid-Cap Value	None	None	$1- $10,000	None	None
Mid Cap Equity Index	None	$50,001- $100,000	None	None	None
Small Cap Value	None	$10,001- $50,000	$10,001- $50,000	None	None
Small Cap Growth	None	None	None	None	None
Composite	None	None	None	None	None
International	None	None	None	None	None
Bond	None	None	None	None	None
Mid-Term Bond	None	None	None	None	None
Money Market	None	None	None	None	None
Conservative Allocation	None	None	None	None	None
Moderate Allocation	None	None	None	None	None
Aggressive Allocation	None	None	None	None	None
Retirement Income	None	None	None	None	None
2010 Retirement	None	None	None	None	None
2015 Retirement	None	None	None	None	None
2020 Retirement	None	None	None	None	None
2025 Retirement	None	None	None	None	None
2030 Retirement	None	None	None	None	None
2035 Retirement	None	None	None	None	None
2040 Retirement	None	None	None	None	None
2045 Retirement	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in Funds Overseen by Nominee in the Investment Complex:	None	Over $100,000	Over $100,000	None	None

An immediate family member of Mr. Mertz owns shares of the All America Fund in the range of $10,001-50,000.

The officers and directors of the Investment Company own none of its outstanding shares directly (as the Investment Company only offers shares to separate accounts of the Insurance Companies. As of December 31, 2007, the Nominees, directors and officers of the Investment Company beneficially owned as a group less than 1% of the outstanding shares of each Fund.

None of the independent Nominees has served on a board of directors of another company on which any officers of the Adviser, the Insurance Companies or any affiliated company also serve within the last two years, except as follows: Mr. Kearney and Ms. Smyth currently serve on the board of directors of Concern Worldwide USA, a nonprofit organization, with the Chief Executive Officer of Mutual of America Life Insurance Company. In addition, Mr. Waide serves on the board of directors of Mutual of America Institutional Funds, Inc., an affiliated investment company managed by the Adviser, and Mr. Kearney, until his resignation on April 24, 2008, has served on the Board of Directors of Mutual of America Institutional Funds, Inc. No immediate family members of any of the independent Nominees have served on a board of directors of another company on which any officers of the Adviser, the Insurance Companies or any affiliated company also serve within the last two years.

NUMBER OF BOARD MEETINGS

The Board met four times during the fiscal year ended December 31, 2007.

ATTENDANCE AT SHAREHOLDER MEETINGS

The Investment Company does not regularly hold annual meetings of shareholders. No annual meeting of shareholders was held during the fiscal year ended December 31, 2007. It is not anticipated that any of the current Directors or Nominees will attend the Annual Meeting to be held on May 5, 2008.

COMPENSATION

The Board is currently composed of one interested director and five independent directors. The independent directors do not serve as directors of any other fund that is affiliated with the Adviser or the Insurance Company with the sole exception of Mr. Waide who is a director of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company managed by the Adviser. The interested director and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Altstadt does not serve as director of any other investment company advised by or affiliated with the Adviser. Directors who are not "interested persons" of the Investment Company receive from the Investment Company an annual retainer of $24,000 and a fee of $1,500 for each Board and/or committee meeting they attend. The Audit Committee Chairman and Audit Committee Financial Expert receive an additional $500 for each committee meeting they attend. In addition, each Director who is not an "interested person" of the Investment Company receives business travel and accident insurance and life insurance coverage of $75,000 at no cost to them.

The following table summarizes the compensation paid to the directors and executive officers of the Investment Company, including Board and committee fees, for the twelve-month period ended December 31, 2007. In addition to the fees listed below, the independent directors were also reimbursed for all reasonable expenses incurred in the execution of their duties. The executive officers are employees of

Mutual of America and do not receive any compensation from the Investment Company.

Compensation Received from the Investment Company as of December 31, 2007

Name of Director	Aggregate Compensation from Investment Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Investment Company and Other Investment Companies in Complex
Peter J. Flanagan	$24,000	None	None	$24,000
Robert J. McGuire	$38,000	None	None	$38,000
George J. Mertz	$36,000	None	None	$36,000
Howard J. Nolan	$33,000	None	None	$33,000
Margaret M. Smyth	$36,000	None	None	$36,000
Patrick J. Waide, Jr.	$38,000	None	None	$76,000

Note: Mr. Waide also currently serves on the Board of Directors of Mutual of America Institutional Funds, an affiliated investment company. Mr. Flanagan retired on February 28, 2008. Mr. Mc Guire is resigning from the Board on April 24, 2008.

STANDING COMMITTEES

The Investment Company has an Audit Committee consisting of all the independent directors, which meets four times per year prior to each and every quarterly Board meeting. The purposes of the Committee are to assist the Board with its oversight of management and the Investment Company's auditors regarding corporate accounting, financial reporting practices, and the quality and integrity of the Investment Company's financial reports, including the Investment Company's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of the Investment Company's internal audit function and of its independent auditors, and the preparation of all reports required by SEC rules. The Audit Committee met four times in 2007. Mr. McGuire is currently the chairman of the Audit Committee and Mr. Waide is the Audit Committee Financial Expert. After the resignation of Mr. McGuire, a successor chairman of the Audit Committee will be selected from among its members.

The Investment Company has also formed a Nominating Committee, which meets on an as-needed basis. The Nominating Committee's charter provides that it shall consist of at least three members, all of whom shall be independent directors. The purposes of the Committee are to assist the Board, as necessary by identifying individuals qualified to become Board members; to recommend to the Board the director nominees if any are to be voted on at the next annual meeting of shareholders; to assist the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancy; and to recommend to the Board director nominees for each Board committee. The Nominating Committee met once in 2007 and met on February 21, 2008 in connection with this election.

The Committee will consider nominees recommended by shareholders. Shareholders may submit nominations in writing to the Secretary of Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

NOMINATING PROCESS

All of the Nominees, except for Mr. Kearney, have previously served and are currently serving on the Board. At its February 21, 2008 meeting, the Nominating Committee nominated Mr. Kearney to serve on the Board. Mr. Kearney will be resigning from the Board of Directors of Mutual of America Institutional Funds, Inc. effective April 24, 2008. The Nominating Committee also recommended that each of the current directors, except for Mr. McGuire, who will be resigning as of April 24, 2008, continue to serve on the Board. The Board consisted of seven members in 2007, but in accordance with the bylaws of the Corporation, it was revised to six members at the February 28, 2008 Board meeting. This obviated the necessity to replace Mr. Flanagan on the Board after he retired on February 28, 2008, and would require the filling of one vacancy upon Mr. Mc Guire's departure. In considering and evaluating candidates, including Director candidates recommended by shareholders, the Nominating Committee may take into account a wide variety of factors, including but not limited to educational background, professional experience, personal qualities, and the needs of the Board as a whole.

The Board approved the Nominating Committee's recommendations on the six Nominees at its meeting on February 28, 2008. As described above, the Board has recommended to shareholders of the Investment Company that they approve the election of the six individuals to serve on the Board.

Election of each of the Nominees to the Board must be approved by a majority of the total votes validly cast in person or by proxy at the Annual Meeting. The votes of all of the Funds will be aggregated with respect to the election of the Nominees.

The Board of Directors, including the Independent Directors, unanimously recommends a vote for approval of the election of each of the Nominees to the Board of Directors.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Investment Company.

ADDITIONAL INFORMATION

PROPOSALS OF SHAREHOLDERS

The Investment Company does not hold regular annual shareholders' meetings. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Investment Company's proxy statement must notify the Secretary of the Investment Company in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Variable contract owners with account balance allocated to Funds of the Investment Company may address correspondence that relates to matters involving the Investment Company to the Board as a whole or to individual members and send such correspondence to the Board or to the director, c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839. Upon receipt, all such correspondence will be directed to the attention of the addressee. In general, matters involving the variable contracts should be addressed to the Insurance Company that issued the contract.

VOTING INFORMATION

Holders of record of the shares of each Fund as of February 5, 2008 will be entitled to one vote per share on all business of the Annual Meeting. As described above, the Insurance Companies are the legal owners of all of the shares of the Funds of the Investment Company, and will vote all the shares of the Funds proportionately in accordance with the voting instructions timely received from owners of variable contracts that have account balance allocated to a Fund or Funds as of February 5, 2008. Each Insurance Company will vote shares attributable to its variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) to those for which timely instructions are received. If a voting instruction card is received that does not provide any instructions, the Insurance Company will consider its timely receipt as an instruction to vote in favor of the proposal. As of February 5, 2008, the following number of shares of each Fund of the Investment Company were outstanding:

Equity Index Fund:	337,127,172.49
All America Fund:	203,487,046.77
Small Cap Value Fund:	197,304,900.49
Small Cap Growth Fund:	201,556,323.85
Mid Cap Value Fund:	32,620,338.27
Mid-Cap Equity Index Fund:	243,423,902.80
Composite Fund:	134,119,083.00
International Fund:	3,941,761.27

Money Market Fund:	250,889,017.20
Mid-Term Bond Fund:	142,615,717.71
Bond Fund:	305,808,487.00
Retirement Income Fund:	1,223,701.79
2010 Retirement Fund:	2,901,346.61
2015 Retirement Fund:	8,668,842.71
2020 Retirement Fund:	7,914,799.40
2025 Retirement Fund:	3,656,182.67
2030 Retirement Fund:	3,637,983.13
2035 Retirement Fund:	2,487,745,70
2040 Retirement Fund:	1,560,233.92
2045 Retirement Fund:	1,314,419.07
Conservative Allocation Fund:	20,856,204.56
Moderate Allocation Fund:	89,648,597.28
Aggressive Allocation Fund:	80,707,126.11

VOTING REQUIREMENT

The proposal, to elect each of the Nominees to the Board, must be approved by a majority of the total votes validly cast in person or by proxy at the Annual Meeting. The votes of each Investment Company Fund will be aggregated with respect to the election of the Nominees.

ADJOURNMENT

A majority of the outstanding shares of the Funds of the Investment Company represented in person or by proxy must be present at the Annual Meeting to constitute a quorum. Because the Insurance Companies are the legal owners of all of the shares of the Funds, the Insurance Companies' presence at the Meeting will be sufficient to constitute a quorum. If a quorum is not present, or if a quorum is present but sufficient votes to approve the proposal are not received, the Insurance Companies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those instructions that are in favor of the proposal, will vote against any adjournments those instructions that are against the proposal, and will abstain from voting with respect to any adjournment those instructions that indicate abstention from voting with respect to the proposal.

EFFECT OF ABSTENTIONS

A voting instruction card marked to abstain from voting on the proposal will be counted as an abstention.

OWNERSHIP OF THE FUNDS

No person beneficially owned more than 5% of the shares of the Funds of the Investment Company, on an aggregate basis, as of February 5, 2008. Any person who beneficially owned more than 5% of the shares of any Fund is set forth below.

Equity Index Fund:

Mutual of America Life Insurance Company Defined Benefit Plan (12.10%)

Mid Cap Value Fund:

Mutual of America Life Insurance Company Defined Benefit Plan (31%)
United Way of Greater Toledo Defined Benefit Plan (6.18%)

International Fund:

Debra J. Hanoch (11.42%)
Mike Persellin (7.17%)

Retirement Income Fund:

Amy L. Record (10.49%)
Henry McDaniels (9.94%)
Penny K. Cooper (9.79%)

2010 Retirement Fund:

Walter J. Quade (9.59%)
Richard G. Conway (7.26%)
Sally A. Ley (6.85%)
Constance Y. Skillingstad (6.14%)

2015 Retirement Fund:

Charles P. Covert (6.69%)

2030 Retirement Fund:

Diane F. Ryan (5.99%)
Herman Leong (5.51%)

2040 Retirement Fund:

Daniel P. Kellar (11.01%)

2045 Retirement Fund:

Rina Thakore (5.79%)

Bond Fund:

Head Start Sponsoring Board Council Defined Benefit Plan (10.48%)
Mutual of America Life Insurance Company Defined Benefit Plan (6.08%)

COST AND METHOD OF PROXY SOLICITATION

The Board is conducting this proxy solicitation. The Investment Company will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, internet or telephone. It is anticipated that the solicitation of proxies will be conducted primarily through the mail, but additional solicitation may be conducted by internet or telephone. The Investment Company has retained the Altman Group, a professional proxy solicitor, to handle some of the necessary tasks in connection with this proxy solicitation, for an estimated cost of $270,100 (including postage), plus printing and other actual expenses.

PENDING LEGAL PROCEEDINGS AND OTHER MATTERS

There are no material pending legal proceedings to which any Nominee or person affiliated with a Nominee is a party adverse to the Investment Company or to an affiliated person of the Investment Company. None of the Nominees have a material interest adverse to the Investment Company or to an affiliated person of the Investment Company.

None of the Nominees have been general partners or executive officers of any companies against which any petition in bankruptcy has been brought within the last two years. None of the Nominees have been convicted in a criminal proceeding or is named in a pending criminal proceeding. None of the Nominees have been the subject of any order, judgment or decree by any court temporarily enjoining or suspending him or her from acting in any financial or securities activity or from engaging in any type of business practice. None of the Nominees have been found by any court to have violated federal or state securities law or commodities law.

SERVICE PROVIDERS

Investment Adviser

Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022-6839 (the "Adviser") is the investment adviser for the Funds of the Investment Company. The Adviser is a registered investment adviser which has managed the assets of Mutual of America and the funds of the Investment Company since 1993. The Adviser provides investment management services to the Investment Company, Mutual of America Institutional Funds, Inc., the General Account of Mutual of America and other unaffiliated entities.

The Adviser had total assets under management of approximately $9.382 billion at December 31, 2007, including $3.101 billion for the Investment Company. With respect to the Funds of the Investment Company, the Adviser is responsible for placing orders for the purchase and sale of securities, engaging in securities research, making recommendations to and reports to the Investment Company's Board of Directors, supplying administrative, accounting and recordkeeping services for the Funds, providing the office space, facilities, equipment, material and personnel necessary to perform its duties, and performing reallocation and rebalancing services.

Custodian and Transfer Agent

Mutual of America acts as transfer agent and provides certain recordkeeping, accounting, pricing and bookkeeping services for the Funds of the Investment Company. JPMorgan Chase Bank, 1285 Avenue of the Americas, New York, New York 10019, is the custodian of the securities and other assets held by the Funds of the Investment Company.

Independent Registered Public Accounting Firm

KPMG LLP, 345 Park Avenue, New York, NY 10154, is the Independent Registered Public Accounting Firm to the Investment Company, subject to annual appointment by the Board. KPMG LLP conducts an annual audit of the accounts, records, and annual financial statements of the Investment Company. It is not anticipated that any representative of KPMG LLP will attend the Annual Meeting.

KPMG LLP also provides audit services to companies affiliated with the Investment Company. The Investment Company pays only the audit fees associated with services provided with respect to the Funds' accounts, records and financial statements.

Audit Fees

Audit fees refer to amounts related to the audit of the Funds' accounts, records and annual and semi-annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings. The Investment Company paid KPMG LLP $258,097 for the year ended December 31, 2007, and $246,230 for the year ended December 31, 2006, for fees related to audit services provided by KPMG LLP to the Investment Company. The Audit Committee of the Investment Company approves all audit services and fees provided by the Independent Registered Public Accounting Firm.

Audit-Related Fees

Audit-related fees refer to the amount billed for assurance and related services reasonably related to the performance of an audit or review of the Investment Company's financial statements, other than the audit fees specified above. KPMG LLP did not provide any audit-related services to the Investment Company during the years ended December 31, 2006 and 2007, and accordingly was not paid by the Investment Company for providing such services.

Tax Fees

Tax fees refer to amounts billed in connection with professional services rendered for tax compliance, tax advice and tax planning. The Investment Company paid $35,000 in 2007 to KPMG LLP for tax services rendered in connection with the reorganization of the Investment Company's Aggressive Equity Fund that occurred in 2006. The Audit Committee of the Investment Company approved such fees in advance.

All Other Fees

All other fees refer to amounts billed for products and services provided by the Independent Registered Public Accounting Firm other than those described above. KPMG LLP did not provide any services resulting in fees to the Investment Company other than those set forth above. Any non-audit fees must be approved in advance by the Investment Company's Audit Committee.

HOUSEHOLDING

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Investment Company at 1-800-468-3785. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Investment Company in writing at 320 Park Avenue, New York, New York 10022-6839.

FINANCIAL STATEMENTS

Audited financial statements for the Investment Company appear in its 2007 Annual Report.

The Investment Company's most recent annual and semi-annual report has been mailed previously to shareholders. If you would like to receive an additional copy of the most recent annual or semi-annual report free of charge, please contact the Investment Company by writing to the Investment Company at the address noted above or by calling 1-800-468-3785. The annual report is also are available at our website, www.mutualofamerica.com. The Securities and Exchange Commission (SEC) maintains a website (www.sec.gov) that contains the current prospectus, statement of additional information and most recent annual and semi-annual report of the Investment Company. These materials may also be obtained for a fee from the Public Reference Section, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549, or by electronic request at the following email address: publicinfo@sec.gov.

By Order of the Board of Directors,

Thomas L. Martin, Secretary

March 24, 2008
New York, New York

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States. Telephone and internet voting is also available, and we encourage you to vote by telephone or internet by following the instructions on your proxy card.

VOTING INSTRUCTION CARD

To: Mutual of America Life Insurance Company
For the
Mutual of America Investment Corporation
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2008

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, at an Annual Meeting of the shareholders of Mutual of America Investment Corporation (the “Investment Company”), to be held at 320 Park Avenue, New York, New York 10022, on May 5, 2008 at 10:30 a.m. Eastern Standard Time, and at any adjournments thereof, all shares of Funds of the Investment Company attributable to his or her policy, contract or interest therein on the Record Date as directed on the reverse side of this card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

The undersigned understands that if he or she fails to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to his or her contract in proportion to all voting instructions for the Investment Company actually received from contract owners.

Voting Instruction Card must be signed and dated below.

Dated:	, 2008

Signature(s) if held jointly

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

  FOLD HERE

Three simple methods to vote your shares:

CONTROL
Internet:

Log on to www.proxyonline.com. Make sure to have this card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

NUMBER:

Touchtone	Simply dial toll-free 866-458-9860 and follow the automated instructions.
Phone	Please have this card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this card and return it in the postage paid envelope provided.

TAGID:

VOTING INSTRUCTION CARD

Mutual of America Life Insurance Company

YOUR VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE INVESTMENT COMPANY, WHICH RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	WITHHOLD
	Electing ALL the	authority to vote
Proposal: To elect each of the six individuals nominated to serve on the Board of	nominees (except as	for ALL
Directors of the Investment Company. The nominees for Directors are:	marked below))	nominees

(01) Manfred Altstadt
(02) Kevin M. Kearney
(03) George J. Mertz
(04) Howard J. Nolan
(05) Margaret M. Smyth
(06) Patrick J. Waide, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) or numbers(s) in the space provided above.

Please sign and date on the reverse side of this card.

Your Vote Is Important!

Please Vote Your Card Today!

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL, PLEASE CALL (866) 745-0272

SCANNER BAR CODE

TAG ID: 12345678

VOTING INSTRUCTION CARD

To: Wilton Reassurance Life Company of New York
For the
Mutual of America Investment Corporation

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2008

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, at an Annual Meeting of the shareholders of Mutual of America Investment Corporation (the “Investment Company”), to be held at 320 Park Avenue, New York, New York 10022, on May 5, 2008 at 10:30 a.m. Eastern Standard Time, and at any adjournments thereof, all shares of Funds of the Investment Company attributable to his or her policy, contract or interest therein on the Record Date as directed on the reverse side of this card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

The undersigned understands that if he or she fails to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to his or her contract in proportion to all voting instructions for the Investment Company actually received from contract owners.

Voting Instruction Card must be signed and dated below.

Dated:	, 2008

Signature(s) if held jointly

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

  FOLD HERE

Three simple methods to vote your shares:

CONTROL
Internet:

Log on to www.proxyonline.com. Make sure to have this card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

NUMBER:

Touchtone	Simply dial toll-free 866-458-9860 and follow the automated instructions.
Phone	Please have this card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this card and return it in the postage paid envelope provided.

TAGID:

VOTING INSTRUCTION CARD

Wilton Reassurance Life Company of New York

YOUR VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE INVESTMENT COMPANY, WHICH RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	WITHHOLD
	Electing ALL the	authority to vote
Proposal: To elect each of the six individuals nominated to serve on the Board of	nominees (except as	for ALL
Directors of the Investment Company. The nominees for Directors are:	marked below))	nominees

(01) Manfred Altstadt
(02) Kevin M. Kearney
(03) George J. Mertz
(04) Howard J. Nolan
(05) Margaret M. Smyth
(06) Patrick J. Waide, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) or numbers(s) in the space provided above.

Please sign and date on the reverse side of this card.

Your Vote Is Important!

Please Vote Your Card Today!

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL, PLEASE CALL (866) 745-0272

SCANNER BAR CODE

TAG ID: 12345678